Exhibit 10.1

SIXTH AMENDMENT TO MASTER CREDIT AGREEMENT AND CREDIT DOCUMENTS

This Sixth Amendment to Master Credit Agreement and Credit Documents (this “Amendment”) is made and entered into effective as of September , 2026 (the “Effective Date”) by and among OAK STREET FUNDING LLC, a Delaware limited liability company (“Oak Street”), RELI EXCHANGE, LLC, ALTRUIS BENEFIT CONSULTANTS, INC., SOUTHWESTERN MONTANA INSURANCE CENTER LLC (“Southwestern”) and UIS AGENCY, LLC f/k/a COMMERCIAL COVERAGE SOLUTIONS LLC (collectively, the “Borrower”, whether one or more) and other Persons which may become from time to time a Borrower under the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to the terms and conditions of that certain Master Credit Agreement between the Borrower and Oak Street dated as of 3rd day of April, 2019 (as may be or has been amended from time to time, collectively, the “Credit Agreement”) and related Credit Documents, Oak Street made available one or more Loans to the Borrower;

WHEREAS, the Southwestern Montana Insurance Center, LLC (“Southwestern”) and Reliance Global Group, Inc. as sole owner have entered into a Purchase and Contribution Agreement with Scali, LLC (“Scali”) dated as of September 1, 2026 (the “Southwestern Purchase”);

WHEREAS, the Borrower has requested that Oak Street: (i) approve the Southwestern Purchase, (ii) remove Southwestern as a Borrower and release all security interests and liens, including any UCC-1 filings, and (iii) make certain other amendments to the Credit Agreement and the other Credit Documents, all as more specifically set forth herein and in the other Amendment Documents.

WHEREAS, Oak Street is willing to consent to such requests and so amend the Credit Agreement and the other Credit Documents, as applicable, to reflect such transactions, all on the terms, and subject to the conditions, of this Amendment and the other Amendment Documents.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I. GENERAL PROVISIONS

1. Definitions. Capitalized terms that are defined in this Amendment shall have the meanings specified herein when used (with or without underscoring) in this Amendment. Capitalized terms that are used (with or without underscoring), but not otherwise defined, in this Amendment shall have the meanings specified in the Credit Agreement. All terms (capitalized or otherwise) that are (i) now or hereafter defined in the Indiana UCC and (ii) used herein but not defined in this Amendment or in the Credit Agreement, shall have, in each such instance, the meanings specified in the Indiana UCC, unless the context dictates otherwise, as such definitions may be enlarged or expanded from time to time by amendment or judicial decision.

2. Representations and Warranties. In order to induce Oak Street to enter into this Amendment, the Borrower hereby represents and warrants to Oak Street that:

(a) each of the foregoing recitals is true and correct;

(b) all of the representations, warranties and covenants in the Credit Agreement and the balance of the Credit Documents are true and complete in all material respects on the date hereof with the same force and effect as if made on such date, except as expressly set forth herein;

(c) the Credit Agreement and the balance of the Credit Documents are in full force and effect and the Borrower has no offsets, defenses, claims, causes of action or counterclaims with respect thereto or otherwise against Oak Street; and

(d) except as may otherwise be expressly referenced herein, there are no other defaults, Events of Default or events which, with the passage of time or the giving of notice, or both, are likely to become an Event of Default under the Credit Agreement or any of the Credit Documents.

II  AMENDMENTS TO CREDIT AGREEMENT AND OTHER AGREEMENTS

1. Southwestern Purchase. So long as the Conditions Precedent set forth in Section III below are satisfied as determined by Oak Street in its sole discretion, Oak Street will approve the Southwestern Purchase.

2. Loan Paydown. Fifty percent (50%) of the proceeds from the Southwestern Purchase (totaling $1,207,324.67) shall be paid to Oak Street to paydown LoanID 121393 (the “Loan Paydown”).

3. Lien Release. Upon receipt of the Loan Paydown, Oak Street shall release Southwestern from its obligations under the Credit Documents as a Borrower and shall release all security interests and liens granted by or encumbering the assets of Southwestern, including by filing or authorizing the filing of UCC-3 termination statements with respect to all UCC-1 financing statements naming Southwestern as a debtor.

III. CONDITIONS PRECEDENT

On or prior to the time and date that Oak Street executes this Amendment, and as a condition to the effectiveness of this Amendment, each of the following conditions precedent (the “Conditions Precedent”) shall have been satisfied in the sole judgment of Oak Street:

1. Other Amendment Documents. Oak Street shall have received, each in form and substance acceptable to Oak Street (together with this Amendment, collectively, the “Amendment Documents”):

(a) this Amendment duly executed by each Borrower;

(b) confirmation of the Loan Paydown;

(c) evidence that this Amendment, the other Amendment Documents, and the transactions contemplated hereby and thereby were duly authorized by the board of directors, shareholders, managers, members or other applicable governing body of each Borrower and Guarantor;

(d) a Reaffirmation of Credit Documents, duly executed by each Guarantor for the benefit of Oak Street;

(e) all other documents, instruments and agreements deemed necessary or desirable by Oak Street to effect the amendments to the Borrower’s credit facilities with Oak Street relative to the transactions contemplated by this Amendment; and

(f) payment of an amendment fee in the amount of $15,000.

2. No Changes.

(a) No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Oak Street to perform any of its agreements or obligations under any of the Credit Documents or (ii) for any Borrower to perform any of its agreements or obligations under any of the Credit Documents;

(b) All corporate, limited liability company, governmental and other proceedings in connection with the transactions contemplated on the Effective Date shall have been completed to the satisfaction of Oak Street; and

(c) No changes shall have occurred in the assets, liabilities, financial condition, business, or operations of any Obligor, and no changes shall have occurred in the projected assets, liabilities, financial condition, business, operations, or prospects of any Borrower or Guarantor, in each case which, individually or in the aggregate, could reasonably be expected to result in a material adverse effect, and Oak Street shall have completed such review of the status of all current and pending legal issues as Oak Street shall deem necessary or appropriate.

IV. MISCELLANEOUS PROVISIONS

1. The Borrower represents and warrants to, and covenant with, Oak Street that:

(a) this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(b) as of the date of this Amendment and except as expressly set forth herein, all of the representations and warranties of the Borrower set forth in the Credit Agreement and the Credit Documents are true and correct in all material respects and no other default or Event of Default under or within the meaning of the Credit Agreement has occurred and is occurring.

2. In addition to, and without limiting, any other provision of any Credit Document, the Borrower and Oak Street hereby expressly intend that this Amendment is in no way intended, nor shall it be construed to, (a) constitute the refinancing, refunding, payment or extinguishment of the obligations evidenced by the existing Credit Documents; (b) be deemed to evidence a novation of the outstanding balance of the obligations; or (c) adversely affect, impair, or extinguish the creation, attachment, perfection or priority of the liens on the Collateral granted pursuant to any Security Agreement. Without limiting the generality of the foregoing, the Borrower ratifies and reaffirms any and all grants of liens to Oak Street on the Collateral as security for the obligations, and the Borrower acknowledges and confirms that the grants of the liens to Oak Street on the Collateral: (i) represent continuing liens on all of the Collateral, (ii) secure all of the obligations, and (iii) represent valid, first lien on all of the Collateral.

3. This Amendment, together with the Credit Agreement and the other Credit Documents, sets forth the entire agreement of the Parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment. Except as specifically amended and/or supplemented by this Amendment or the other Credit Documents, all terms of the Credit Agreement and the other Credit Documents are ratified and confirmed and remain in full force and effect. In the event of a conflict between the terms of the Credit Agreement and the terms of this Amendment, the terms of this Amendment shall control. The Credit Agreement, as amended and supplemented by this Amendment, will be construed as one agreement. All references in any of the Credit Documents to the Credit Agreement will be deemed to be references to the Credit Agreement as amended and supplemented by this Amendment. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions. This Amendment and the other Credit Documents may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof or thereof, and, if so signed: (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which, when together, shall constitute one and the same instrument, but none of which counterparts shall become effective unless and until this Amendment is signed by Oak Street and the Borrower.

4. The parties agree that in order to induce Oak Street to enter into this Amendment and for value received, the receipt and sufficiency of which are hereby acknowledged, the Borrower for itself and its respective directors, officers, shareholders, members, parents, subsidiaries or affiliated entities, employees, agents, representatives, estates, predecessors, successors and assigns, hereby releases and forever discharges Oak Street, and its directors, officers, shareholders, parents, subsidiaries or affiliated corporations, employees, agents, attorneys, representatives, predecessors, successors and assigns, of and from any and all actions, causes of action, suits, proceedings, claims, demands, damages, costs, expenses and liabilities of any kind or nature whatsoever, whether known or unknown, against any and all of them arising from, relating to or involving in any way, directly or indirectly, any act, statement, omission or conduct concerning or related to the Borrower, the Credit Documents, and/or the subject matter of this Amendment occurring prior to the execution of this Amendment.

5. Electronic Signature Acknowledgment. Signer agrees that an electronic signature, whether digital or encrypted, of such signer on this document is intended to authenticate this writing and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to Indiana Code § 26-2-8, et. seq., as amended from time to time.

{Signatures Page Follows}

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective

Date.

OAK STREET:
OAK STREET FUNDING LLC

By:
Kathy Yeary, Executive Director

[Borrower’s electronic signature is on the following page]

Sixth Amendment to Master Credit Agreement and Credit Documents – Signature Page